UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2010

AGY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	335-150749	20-0420637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2556 Wagener Road Aiken, South Carolina	29801
(Address of principal executive offices)	(Zip Code)

(888) 434-0945

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 27, 2010, AGY Holding Corp. announced via press release its financial results for the fourth quarter and 12 months ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit Number	Title

	99.1	Press Release issued by AGY Holding Corp. on March 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGY HOLDING CORP.

Date: March 29, 2010	By:	/s/ Douglas J. Mattscheck
Name: Douglas J. Mattscheck
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release issued by AGY Holding Corp. on March 27, 2010.